UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2008

ARYX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33782	77-0456039
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6300 Dumbarton Circle
Fremont, California		94555
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 585-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On June 23, 2008, ARYx Therapeutics, Inc. announced it will not be making its scheduled presentation at the Jefferies 2nd Annual Healthcare Conference on June 25, 2008 since ARYx is not in a position to disclose details about its ATI-7505 program, including a completed Thorough QT (TQT) study for ATI-7505, pending finalization of analysis related to the results of the TQT study with its collaboration partner, Proctor & Gamble Pharmaceuticals, Inc. A copy of the press release issued by ARYx on June 23, 2008 in connection with this announcement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated June 23, 2008, entitled “ARYx Therapeutics Inc. Cancels Jefferies Healthcare Conference Presentation.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 23, 2008

ARYX THERAPEUTICS, INC.

By:	/s/ David Nagler
David Nagler
Vice President, Corporate Affairs and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated June 23, 2008, entitled “ARYx Therapeutics Inc. Cancels Jefferies Healthcare Conference Presentation.”